UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LIZ CLAIBORNE, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Liz Claiborne, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Thursday, May 19, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:

http://www.proxyvoting.com/liz

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS (please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email: shrrelations@bnymellon.com (you must reference your 1 1-digit control number in your email) Internet: http://www.proxyvoting.com/liz

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

Dear Liz Claiborne, Inc. Stockholder:

The 2011 Annual Meeting of Stockholders of Liz Claiborne, Inc. (the “Company”) will be held at 1441 Broadway, New York, New York, on Thursday, May 19, 2011 at 10:00 a.m. local time. For directions please call 212-626-5777.

Proposals to be considered at the Annual Meeting:

(1)                                 to elect ten Directors:

(2)                                 to hold an advisory (non-binding) vote on the compensation of our named executive officers;

(3)                                 to hold an advisory (non-binding) vote on the frequency of future advisory votes on the compensation of our named executive officers;

(4)                                 to vote on a proposal to approve the Liz Claiborne, Inc. 2011 Stock Incentive Plan;

(5)                                 to vote on a proposal to approve the issuance of 20% or more of our common stock upon conversion of the Company’s 6% Convertible Notes issued in June 2009;

(6)                                 to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2011 fiscal year;

(7)                                 to vote on a stockholder proposal as described in the Proxy Statement; and

(8)                                 to consider all other appropriate matters brought before the meeting.

Management recommends a vote “FOR” Items 1, 2, 4, 5 and 6, “AGAINST” Item 7 and for 1 year on Item 3.

The Board of Directors has fixed the close of business on March 22, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR
PROXY ELECTRONICALLY.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

1441 Broadway

New York, New York 10018

The following Proxy Materials are available for you to review online:

•                                           the Company’s 2011 Proxy Statement (including all attachments thereto);

•                                           the Company’s Annual Report for the year ended January 1, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

•                                           any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/liz

The Proxy Materials for Liz Claiborne, Inc. are available to review at:

http://www.proxyvoting.com/liz

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.